UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2019

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware			20-2311383
(State or Other Jurisdiction of Incorporation)			(IRS Employer Identification No.)

2021 Spring Road Suite 600	Oak Brook	IL	60523
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On August 2, 2019, TreeHouse Foods, Inc. (NYSE: THS) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Original Form 8-K") to disclose pro forma information required by Item 2.01 and additional Non-GAAP information not otherwise required by Item 2.01 upon completion of the divestiture of a significant business. This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K to refurnish Exhibit 99.2 in order to update the following items (including corresponding changes to subsequent line items in each table, where appropriate).

Changes within the "Reconciliation of Net (Loss) Income From Continuing Operations to Adjusted Net Income, Adjusted EBIT, and Adjusted EBITDAS From Continuing Operations" table (page 3 of Exhibit 99.2) are as follows:

Year Ended December 31,	Line Item	Original Form 8-K	Form 8-K/A
		(in millions)
2018	Interest expense	$114.6	$112.2
2017	Tax reform (1) (2)	(106.8)	(110.6)
2017	Taxes on adjusting items (1)	(67.1)	(69.3)
2017	Interest expense	126.8	123.5
2017	Income tax (benefit) expense	(141.8)	(33.6)
2016	Taxes on adjusting items (1)	(26.5)	(21.9)

(1)	Changes also impacted the "Reconciliation of Diluted (Loss) Income Per Share From Continuing Operations to Adjusted Diluted EPS From Continuing Operations" table (page 2 of Exhibit 99.2).

(2)
Change also impacted the "Footnotes for Reconciliation of Net (Loss) Income From Continuing Operations to Adjusted Net Income, Adjusted EBIT, and Adjusted EBITDAS From Continuing Operations" table (page 4 of Exhibit 99.2).

In addition, the number of shares listed in Footnote 2 to the "Reconciliation of Diluted (Loss) Income Per Share From Continuing Operations To Adjusted Diluted EPS From Continuing Operations" table on Page 3 of Exhibit 99.2 for the year ended December 31, 2018 was updated from 57.6 million to 56.5 million.

Exhibit 99.2 to the Original Form 8-K, as corrected, is furnished as Exhibit 99.2 hereto, and supersedes in its entirety Exhibit 99.2 to the Original Form 8-K. Except as described above, no other changes have been made to any of the information contained in the Original Form 8-K filed on August 2, 2019.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 1, 2019, Bay Valley Foods, LLC and TreeHouse Private Brands, Inc., wholly owned subsidiaries of TreeHouse Foods, Inc. (“TreeHouse” or the "Company"), completed the previously announced sale of Flagstone Foods, Inc. and Nutcracker Brands, Inc., constituting the Company’s Snacks Division, for a base sale price of $90.0 million in cash, subject to customary post-closing adjustments pursuant to the terms of a Stock Purchase Agreement, dated as of July 8, 2019.

Unaudited pro forma financial information required by Item 9.01 is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 1, 2019, the Company provided additional supplemental investor information in connection with the unaudited Pro Forma Condensed Consolidated Financial information related to the sale of the Snacks and Ready-to-eat Cereal ("RTE Cereal") businesses. The Company believes the information provides investors with useful supplemental financial information regarding the Company's underlying business trends and the performance of the Company's continuing operations after the separation of the Snacks and RTE Cereal businesses, on an adjusted basis.

This supplemental financial information is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the three and six months ended June 30, 2019 and for the years ended December 31, 2018, December 31, 2017, and December 31, 2016 and the unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of June 30, 2019 (collectively, the "Unaudited Pro Forma Condensed Consolidated Financial Statements") are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2	Recast historical unaudited financial information reflecting GAAP presentation reconciled to Non-GAAP financial measures (as defined by the Securities and Exchange Commission).
The information in this Form 8-K under Item 2.01, Item 7.01, Item 9.01, Exhibit 99.1, and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	August 9, 2019	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill

General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant